SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                              FORM 8-K\A

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934
                        ___________________



   Date of Report (Date of earliest event reported) October 15, 2001
                              BICO, INC.
        (Exact name of registrant as specified in its charter)


 Pennsylvania                     0-10822                     25-1229323
(State of other jurisdiction (Commission File Number)      (IRS Employer
 of incorporation)                                      Identification No.)


2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code (412) 429-0673


  _________________________________________________________
(Former name or former address, if changes since last report.)




Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          BICO is filing copies of two contracts: The
          Marketing Agreement by and between BICO, Inc., Rapid HIV Detection Corp. (formerly BICO Diagnostics, Inc.), Gaifar GmbH of Potsdam, Germany ("GAIFAR"), and Dr. Heinrich Repke; and the contract between Biocontrol Technology, Inc. and U.S. Army, which is entitled Assistance Agreement.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial
          Information and Exhibits.

         (a)  Financial Statements and Businesses Acquired
              - Not Applicable.
         (b)  Pro Forma Financial Information - Not Applicable.
         (c)  Exhibits:
             (i)  Marketing Agreement by and between BICO, Rapid HIV
                  Detection Corp., GIAFAR and Dr. Heinrich Repke
            (ii)  Assistance Agreement between Biocontrol Technology,
                  Inc. and  U.S. Army Medical Research Acquisition Activity


SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BICO, INC.

                                     by /s/ Fred E. Cooper
                                            Fred E. Cooper, CEO
DATED:  October 15, 2001